Fees Summary	Oct. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,000,006.60
Previously Paid Amount	0.00
Total Fee Amount	2,762.00
Total Offset Amount	0.00
Net Fee	$ 2,762.00